August 7, 2017
Hermes Consolidated, LLC
Wyoming Pipeline Company LLC
Par Wyoming, LLC
800 Gessner, Suite 875
Houston, Texas 77024

Re:	Sixth Amendment to Third Amended and Restated Loan Agreement (this “Amendment”)
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Loan Agreement dated as of April 30, 2015 (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of May 9, 2016, that certain Second Amendment to Third Amended and Restated Loan Agreement dated as of May 25, 2016, that Third Amendment to Third Amended and Restated Loan Agreement dated as of July 14, 2016, that Fourth Amendment to Third Amended and Restated Loan Agreement dated as of July 14, 2016, that Fifth Amendment to Third Amended and Restated Loan Agreement dated as of February 16, 2017, and as further amended, modified or supplemented from time to time, the “Credit Agreement”), among Par Wyoming, LLC, a Delaware limited liability company (“Holdings”), as a guarantor, Hermes Consolidated, LLC, a Delaware limited liability company doing business as Wyoming Refining Company (the “Company”), Wyoming Pipeline Company, LLC, a Wyoming limited liability company (“Wyoming Pipeline”; and together with the Company collectively, jointly and severally, “Borrowers”), and Bank of America, N.A. (the “Lender”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
The parties hereto agree as follows:
1.Amendments.
(a)    The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Termination Date: June 30, 2019.
(b)    The reference to “April 2, 2018” appearing in Section 5.3(a) of the Credit Agreement is deleted and replaced in its entirety with “April 1, 2019”.
2.Conditions Precedent. This Amendment shall be effective upon receipt by the Lender of:
(a)    a copy of this Amendment duly executed by the Borrowers and Holdings;
(b)    executed amendments to the existing Mortgages in form and substance satisfactory to the Lender;
(c)    a certificate, in form and substance satisfactory to Lender, from a duly authorized person of each Obligor, certifying, among other things, (i) either (A) that attached copies of such Obligor’s Organic Documents are true and complete in all material respects, and in full force and effect, without amendment except as shown, and that no proceeding for amendment or other modification is pending or contemplated or (B) such Obligor’s Organic Documents as previously delivered on the Closing Date (or, in the case of Holdings, July 14, 2016) remain in full force and effect, without amendment except as shown, and that no proceeding for amendment or other modification is pending or contemplated; (ii) that an attached copy of resolutions authorizing execution and delivery of this Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Agreement; and (iii) to the title, name and signature of each Person authorized to sign this Amendment;
(d)    certifications as of a recent date by the appropriate Governmental Authority evidencing that each Loan Party is duly organized or formed, validly existing and in good standing (if applicable) in its state of organization or formation; and
(e)    payment of all expenses of the Lender in connection with this Amendment (including reasonable attorneys’ fees).
3.Effect of Amendment. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed by the Borrowers and Holdings.
4.Counterparts/Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or other secure electronic format (.pdf) shall be effective as an original.
5.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
6.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.Estoppel, Acknowledgement and Ratification of Credit Agreement. Each of the Obligors acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. Each Obligor reaffirms that each of the Liens created and granted in or pursuant to the Security Documents is valid and subsisting and agrees that this Amendment shall in no manner impair or otherwise adversely affect such obligations or Liens, except as explicitly set forth herein. This Amendment is a Loan Document.
8.Release. In consideration of the Lender’s willingness to enter into this Amendment, each of the Obligors hereby releases and forever discharges the Lender and each of the Lender’s predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Obligors may have or claim to have against any of the Lender Group.
9.No Actions, Claims. As of the date hereof, each Obligor hereby acknowledges and confirms that it has no actual knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any of the Lender Group arising from any action by such Persons or failure of such Persons to act under the Loan Documents on or prior to the date hereof.
10.THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH OBLIGOR AND LENDER.
11.The Borrowers agree to pay the accrued and unpaid legal fees and expenses of Moore & Van Allen PLLC promptly following the Borrowers’ receipt of an invoice therefor.
[Signature page follows]

CHAR1\1538921v2

Please indicate your acknowledgment of the foregoing by signing and returning to the Lender a copy of this Amendment.
Very truly yours,
BANK OF AMERICA, N.A.
By: /s/ Adam Rose
Name:    Adam Rose
Title:    SVP
Acknowledged and agreed to:
HERMES CONSOLIDATED, LLC

By: /s/ Will Monteleone
Name: Will Monteleone
Title: Chief Financial Officer

WYOMING PIPELINE COMPANY LLC

By: /s/ Will Monteleone
Name: Will Monteleone
Title: Chief Financial Officer

PAR WYOMING, LLC

By: /s/ Will Monteleone
Name: Will Monteleone
Title: Chief Financial Officer

CHAR1\1538921v2